UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 2, 2023
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Akumin Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)
(844) 730-0050
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 2, 2023, Akumin Inc. (the “Company”) announced that it has reached important milestones in the restoration of its business activities and systems following the ransomware incident which was previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 16, 2023.

The Company has restored the majority of its systems and is currently able to schedule patient appointments at most of its locations. As of November 2, 2023, all of the Company’s cancer centers are treating patients with pre-defined plans and most mobile and fixed-site operations are online and accepting patient appointments. While the Company expects to resume normal operations in the near future, some services have not yet been restored and certain fixed site locations remain temporarily closed. Further information regarding the status of the Company’s operations is provided on the Company’s website at https://akumin.com/service-updates/.

In addition, the Company announced that trading of its Common Stock, $0.01 par value per share (the “Common Stock”) on the Toronto Stock Exchange would resume upon the opening of markets on November 3, 2023.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K shall not be incorporated into any registration statement or other document filed by the Company with the Commission under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes forward-looking information or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company cautions that such forward-looking statements contained in this Current Report on Form 8-K or made from time to time by the Company’s management are subject to risks and uncertainties which may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, the following: additional information regarding the extent of the ransomware incident that we may uncover during our ongoing investigation; our ability to assess and remedy the incident; our ability to service our customers following the incident; the compromise or improper use of sensitive, proprietary, confidential financial, or personal data or information resulting in negative consequences such as fines, penalties, or loss of reputation, competitiveness or customers; incremental expenses associated with our on-going assessment of the incident; the nature and scope of any claims, litigation or regulatory proceedings that may be brought against the Company or other affected parties as a result of the incident; the availability of insurance coverage; other legal, reputational and financial risks resulting from this or other ransomware incidents and the potential impact of this incident on our revenues, operating expenses, and operating results; and the length and scope of disruptions to our business operations caused by the incident; the Company’s ability to obtain the approval of the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) with respect to motions in the chapter 11 proceedings before the Bankruptcy Court (the “Chapter 11 Cases”); the risk that the Company may not be able to continue operating in the ordinary course of business; risks associated with third party motions in the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the length of time the Company will operate under the Chapter 11 Cases and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the restructuring transaction; the Company’s trading price and the effects of the Chapter 11 Cases and of the Company’s suspension from trading on the NASDAQ Stock Market LLC on the liquidity of the Common Stock. The Company therefore cautions readers against relying on such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the Commission. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: November 2, 2023	By:	/s/ Riadh Zine
Riadh Zine Chairman, Chief Executive Officer and Director